UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
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Fox Chase Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held at 9:00 a.m. on Thursday, May 22, 2014. As part of our efforts to cut unnecessary expenses and conserve the environment, Fox Chase Bancorp, Inc. has elected to provide Internet access to the proxy statement and annual report rather than mailing paper reports. This reduces postage and printing expenses and paper waste. The proxy statement and annual report are available at: http://www.cfpproxy.com/6852 The annual stockholder meeting will be held at 9:00 a.m. on Thursday, May 22, 2014 at Fox Chase Bank, 510 East Township Line Road, Suite 200, Blue Bell, Pennsylvania. The matters to be covered are: 1. To elect two directors to serve for a term of three years; 2. The ratification of the appointment of KPMG LLP as the independent registered public accounting firm of Fox Chase Bancorp, Inc. for the fiscal year ending December 31, 2014; 3. To conduct an advisory vote on the compensation of our named executive officers as disclosed in the proxy statement; and 4. To transact such other business as may properly come before the meeting and any adjournment or postponement thereof. The Board of Directors is not aware of any other such business. Stockholders of record at the close of business on March 31, 2014 are entitled to vote at the meeting. Your Board of Directors recommends a vote “FOR” each of the nominees for director and “FOR” each of the above proposals. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. You may vote on-line, by phone, by mail or in person. If you wish to vote on-line or by phone, you will need your Stockholder Control Number that can be found on the bottom right hand corner of your proxy card. No other personal information will be required in order to vote in this manner. If you wish to vote by mail, simply cast your vote on the enclosed proxy card, sign, date and return. If you want to receive a paper copy of these documents, you can request one at any time. There is no charge to you for requesting a copy. Please make your request for these reports by May 12, 2014 to facilitate timely delivery. You will need your Stockholder Control Number that can be found in the lower right hand corner of your proxy card. Then, either: Call our toll-free number, (800) 951-2405; or Visit our website at http://www.cfpproxy.com/6852; or Send us an email at fulfillment@rtco.com. and enter the Stockholder Control Number when prompted or, if you send us an email, enter it in the subject line. Thank you for your continued support!

PLEASE MARK VOTES AS IN THIS EXAMPLE X REVOCABLE PROXY FOX CHASE BANCORP, INC. YOUR VOTE IS IMPORTANT! PROXY VOTING INSTRUCTIONS Stockholders of record have three ways to vote: 1. By Telephone (using a Touch-Tone Phone); or 2. By Internet; or 3. By Mail. To Vote by Telephone: Call 1-855-666-8700 Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m., May 22, 2014. To Vote by Internet: Go to https://www.rtcoproxy.com/fxcb prior to 3 a.m., May 22, 2014. Please note that the last vote received from a shareholder, whether by telephone, by Internet or by mail, will be the vote counted. Mark here if you plan to attend the meeting. Mark here for address change.   Comments: FOLD HERE IF YOU ARE VOTING BY MAIL PLEASE DO NOT DETACH Annual Meeting Materials are available at: http://www.cfpproxy.com/6852 Date Sign above Co-holder (if any) sign above Please be sure to date and sign this proxy card in the box below. Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, indicate your full title. If shares are held jointly, only one registered holder need sign. With- For All For hold Except 1. The election of directors to serve for a term of three years. (01) Todd S. Benning (02) Thomas M. Petro INSTRUCTIONS: To withhold authority to vote for any nominee, mark “For All Except” and write that nominee’s name or number in the space provided below. For Against Abstain 2. The ratification of the appointment of KPMG LLP as the independent registered public accounting firm of Fox Chase Bancorp, Inc. for the fiscal year ending December 31, 2014. 3. To conduct an advisory vote on the compensation of our named executive officers as disclosed in the proxy statement. 4. To transact such other business as may properly come before the meeting and any adjournment or postponement thereof. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED NOMINEES AND THE PROPOSALS SET FORTH ABOVE. For Against Abstain

YOUR VOTE IS IMPORTANT! Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on May 22, 2014. The proxy statement and the annual report to stockholders are available for viewing and printing on the Internet at http://www.cfpproxy.com/6852. you can vote in one of three ways: 1. Call toll free 1-855-666-8700 on a Touch-Tone Phone. There is NO CHARGE to you for this call. or 2. Via the Internet at https://www.rtcoproxy.com/fxcb and follow the instructions. or 3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope. PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS REVOCABLE PROXy FOX CHASE BANCORP, INC. ANNUAL MEETING OF STOCKHOLDERS May 22, 2014 9:00 a.m., local time THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints the official proxy committee of Fox Chase Bancorp, Inc. (the “Company”), consisting of Richard M. Eisenstaedt and Richard E. Bauer, or any of them, with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of Fox Chase Bancorp, Inc. that the undersigned is entitled to vote only at the Annual Meeting of Stockholders to be held on May 22, 2014 at 9:00 a.m., local time, at Fox Chase Bank, 510 East Township Line Road, Suite 200, Blue Bell, Pennsylvania and at any adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows: THIS PROXY, PROPERLY SIGNED AND DATED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” EACH OF THE LISTED NOMINEES AND THE PROPOSALS SET FORTH ON THIS PROXY CARD. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR JUDGMENT. PRESENTLY, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE BOARD OF DIRECTORS TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE MEETING. Should the undersigned be present and elect to vote in person at the meeting or at any adjournment thereof and after notification to the Secretary of the Company at the meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR THE INTERNET OR COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. (Continued, and to be marked, dated and signed, on the other side) FOX CHASE BANCORP, INC. — ANNUAL MEETING, MAY 22, 2014 6852

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 22, 2014. THE PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE AT: http://www.cfpproxy.com/6852 6852 ANNUAL MEETING OF STOCKHOLDERS MAY 22, 2014 The undersigned hereby appoints the official proxy committee of Fox Chase Bancorp, Inc. (the “Company”), consisting of Richard M. Eisenstaedt and Richard E. Bauer, or any of them, with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of Fox Chase Bancorp, Inc., which the undersigned is entitled to vote only at the Annual Meeting of Stockholders to be held on May 22, 2014 at 9:00 a.m., local time, at Fox Chase Bank, 510 East Township Line Road, Suite 200, Blue Bell, Pennsylvania and at any adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows: IMPORTANT ANNUAL MEETING INFORMATION PLEASE MARK VOTES AS IN THIS EXAMPLE X REVOCABLE PROXY FOX CHASE BANCORP, INC. Date Sign above Co-holder (if any) sign above Please be sure to date and sign this proxy card in the box below. Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, indicate your full title. If shares are held jointly, only one registered holder need sign. With- For All For hold Except 1. The election of directors to serve for a term of three years. (01) Todd S. Benning (02) Thomas M. Petro INSTRUCTIONS: To withhold authority to vote for any nominee, mark “For All Except” and write that nominee’s name or number in the space provided below. FOLD HERE – PLEASE DO NOT DETACH – PLEASE ACT PROMPTLY PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE For Against Abstain 2. The ratification of the appointment of KPMG LLP as the independent registered public accounting firm of Fox Chase Bancorp, Inc. for the fiscal year ending December 31, 2014. 3. To conduct an advisory vote on the compensation of our named executive officers as disclosed in the proxy statement. 4. To transact such other business as may properly come before the meeting and any adjournment or postponement thereof. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED NOMINEES AND THE PROPOSALS SET FORTH ABOVE. THIS PROXY, PROPERLY SIGNED AND DATED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” EACH OF THE LISTED NOMINEES AND PROPOSALS SET FORTH ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR JUDGMENT. PRESENTLY, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE BOARD OF DIRECTORS TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE MEETING. Should the above signed be present and elect to vote in person at the meeting or at any adjournment thereof and after notification to the Secretary of the Company at the meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. For Against Abstain Mark here if you plan to attend the meeting. Mark here for address change.  Comments: